EXHIBIT 32.1

CERTIFICATIONS  PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Cyberlux Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the respective capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 23, 2009

/s/ Mark D. Schmidt
Mark D. Schmidt
Chief Executive Officer

/s/ David D. Downing
David D. Downing Chief Financial Officer